SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed  by  the  Registrant     [  X  ]
Filed  by  a  Party  other  than  the  Registrant    [     ]
Check  the  appropriate  box:
[     ]    Preliminary  Proxy  Statement
[     ]    Confidential,  for  Use  of the Commission Only (as permitted by Rule
14a-6(e)(2))
[  X  ]    Definitive  Proxy  Statement
[     ]    Definitive  Additional  Materials
[     ]    Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                            THE LEATHER FACTORY, INC.
                            -------------------------
                (Name of Registrant as Specified in Its Charter)

    ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box)
[ X ]   No  fee  required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)     Title  of  each  class  of  securities  to  which  transaction  applies:

2)     Aggregate  number  of  securities  to  which  transaction  applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)     Proposed  maximum  aggregate  value  of  transaction:

5)     Total  fee  paid:

[     ]    Fee  paid  previously  with  preliminary  materials.
[     ]    Check  box  if  any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount  Previously  Paid:

2)     Form,  Schedule  or  Registration  Statement  No.:

3)     Filing  Party:

4)   Date  Filed:

                            THE LEATHER FACTORY, INC.
                            3847 EAST LOOP 820 SOUTH
                            FORT WORTH, TEXAS  76119

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE        10:00 a.m. local time on Wednesday, May 26, 2004

PLACE                Wyndham Hotel, Hall of Fame Room
                     1500 Convention Center Drive, Arlington, TX

ITEMS OF BUSINESS    (1) To elect directors
                     (2) To consider such other business as may properly come
                         before the meeting

ADJOURNMENTS AND     Any action on the items of business described above may
POSTPONEMENTS        be considered at the time and on the date specified
                     above or at any time and date to which the annual meeting may be properly adjourned or postponed.

RECORD DATE          You are entitled to vote only if you were a shareholder
                     of common stock at the close of business on April 20, 2004.

VOTING YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS FOR THE ANNUAL MEETING BY COMLETING, SIGNING, DATING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION CARD IN THE PRE-ADDRESSED ENVLEOPE PROVIDED. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE SECTION TITLED "QUESTIONS AND ANSWERS" IN THIS PROXY STATEMENT AND THE INSTRUCTIONS ON THE PROXY OR VOTING INSTRUCTION CARD.

Please advise the Company's transfer agent, Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034, of any change in your address.

                         By  Order  of  the  Board  of  Directors,

                        /s/  William  M.  Warren

                        William  M.  Warren
                        General  Counsel  and  Secretary



    This notice of annual meeting and proxy statement and proxy card are being distributed on or about April 23, 2004.

                            THE LEATHER FACTORY, INC.
                            3847 EAST LOOP 820 SOUTH
                            FORT WORTH, TEXAS 76119

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 26, 2004

To  our  Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of The Leather Factory, Inc. to be held on Wednesday, May 26, 2004 at 10:00 a.m., local time, at the Wyndham Hotel, Hall of Fame Room, 1500 Convention Center Drive, Arlington, Texas.

At the annual meeting, after we vote on the proposals described in this proxy statement, we will present a brief report on the past year for the company, as well as an overview of our plans for the upcoming year and beyond. As always, we will conclude the meeting by inviting you to ask questions and make comments.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. Voting now by written proxy will ensure your representation at the annual meeting regardless of whether you attend in person.

On behalf of the board of directors, I would like to express our appreciation for your continued support of The Leather Factory, Inc. We look forward to greeting as many of our stockholders as possible at this year's meeting.

                                       Sincerely,

                                       /s/  Wray  Thompson

                                       Wray  Thompson
                                       Chairman  and  Chief  Executive  Officer

                              QUESTIONS AND ANSWERS

WHY  DID  I  RECEIVE  THIS  PROXY  STATEMENT?

We are mailing this proxy statement to everyone who was a stockholder of record of our company on April 20, 2004. Only stockholders of record on the close of business on this date are entitled to vote at the meeting. The purposes of this proxy statement are:

- To let our stockholders know when and where we will hold our annual stockholders' meeting;

- To provide detailed information about the directors who will be voted on for re-election; and

- To provide updated information about our company you should consider in order to make an informed decision at the meeting.

At the close of business on the record date, there were 10,555,661 shares of our common stock outstanding and entitled to vote. There were approximately 630 holders of record. Each holder of record is entitled to one vote per share. To achieve a quorum at the meeting, a majority of our outstanding shares must be present either in person or by proxy.

WHAT  WILL  OCCUR  AT  THE  ANNUAL  MEETING?

First, we will determine whether enough stockholders are present at the meeting to conduct business. A stockholder will be deemed to be "present" at the meeting if the stockholder is:

-     Present  in  person,  or
-     Not  present  in  person  but  has  voted  by  proxy prior to the meeting.

According to our bylaws, holders of at least a majority of our outstanding shares must be present at this year's meeting in order to conduct the meeting. If holders of fewer than a majority of our outstanding shares are present at the meeting, we will reschedule the meeting. A new meeting date will be announced at the meeting.

After each proposal has been voted on at the meeting, we will discuss and take action on any other matter that is properly brought before the meeting. Also, some of our officers will report on our recent financial results and our current operations.

If enough stockholders are present at the meeting to conduct business, then we will vote on the proposal to re-elect the director nominees as members of our board of directors for the upcoming year. Our board of directors has approved this proposal and is now soliciting your vote on the proposal and recommends that you vote FOR the re-election of each of the director nominees.

HOW  DO  I  VOTE  IF  I  DO  NOT  PLAN  TO  ATTEND  THE  ANNUAL  MEETING?

In addition to voting in person at the meeting, you may mark your selections on the enclosed proxy card, date and sign the card, and return the card in the envelope also enclosed. We encourage you to vote now even if you plan to attend the meeting in person. If your shares are in a brokerage account, you may receive different voting instructions from your broker.

With respect to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded in determining if nominee(s) have received a plurality of votes, but will be counted in determining if a quorum is present.

Please understand that voting by any means other than voting in person at the meeting has the effect of appointing Robin L. Morgan, our Vice-President of Administration, and William M. Warren, our Secretary, as your proxies. They will be required to vote exactly as you have instructed on the election of directors described in this proxy statement. However, if any other matter requiring a stockholder vote is properly raised at the meeting, then Ms. Morgan and Mr. Warren will be authorized to use their discretion to vote on this issue on your behalf.

All shares of common stock represented at the annual meeting by properly executed proxies received prior to or at the meeting and not revoked will be voted at the meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated on a proxy, it will be voted FOR the election of each of the nominees for director.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

Many Leather Factory ("TLF") stockholders hold their shares through a broker or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with TLF's transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to TLF or to vote in person at the meeting. We have enclosed or sent a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

WHAT IF I HOLD MY SHARES IN "STREET NAME," AND I DO NOT GIVE INSTRUCTIONS TO MY BROKER OR NOMINEE?

In general, the broker or nominee would have the discretion to vote these shares. Should there be any "broker non-votes," they will be counted as shares that are present determining the presence of a quorum. At present, we are not aware of anything that will come before the meeting involving matters where American Stock Exchange rules bar brokers and nominees from voting if the beneficial owner fails to execute and return a proxy.

HOW  MANY  VOTES  ARE  NECESSARY  TO  RE-ELECT  THE  NOMINEES  FOR  DIRECTOR?

Each nominee must receive the affirmative vote of a plurality of shares either present at the meeting or represented by proxy to be elected. The affirmative vote of holders of a majority of the shares either present at the meeting or represented by proxy is required on any other action that may properly be presented at the meeting. Cumulative voting is not allowed.

You should note that certain officers and directors of the Company own approximately three-fifths of the outstanding shares of common stock that will be entitled to vote at the meeting (see "Security Ownership of Certain Beneficial Owners and Management"). We anticipate that these shares will be voted in favor of the nominees for director. Thus, approval of the nominees for director is likely.

WHAT  IF  A  NOMINEE  IS  UNWILLING  OR  UNABLE  TO  STAND  FOR  ELECTION?

Each of the persons nominated for election has agreed to stand for election. We are not aware of any intention of any nominee not to stand for election or any circumstances that would cause any nominee not to stand for election. However, if unexpected events arise which cause one or more of the nominees to be unable to stand for election, then one of the following would occur:

- Our board of directors can vote at the meeting to reduce the size of the board of directors;

- The nominating committee of our board of directors may, during the meeting, nominate another person for director; or

- Pursuant to our bylaws, the board of directors could leave the vacancy open until the board appoints a new director at a later time.

Your  vote  is  completely  confidential.

It is important for you to understand that if our board of directors nominates someone at the meeting, the person to whom you have given your proxy will be able to use his or her discretion to vote on your behalf for the candidate of his or her choice.

WHO  COUNTS  THE  VOTES  AND  HOW  ARE  THE  VOTES  TREATED?

We will appoint two persons as inspectors of election for the meeting who will count the votes cast. They will treat shares represented by proxies that withhold authority as shares that are present and entitled to vote when determining if a quorum exists for any matter voted upon by the stockholders.

WHAT  IF  I  WANT  TO  CHANGE  MY  VOTE?

You can change your vote on a proposal at any time before the meeting for any reason by revoking your proxy. Proxies may be revoked by:

- Filing a written notice of revocation, which includes a later date than the proxy date, with our secretary at or before the meeting;

-     Properly  executing  a  later  proxy  relating  to  the  same  shares;  or

- Attending the meeting and voting in person; however, attendance at the meeting will not in and of itself constitute a revocation of a proxy.

Any written notice revoking a proxy should be sent to: Secretary, The Leather Factory, Inc., 3847 East Loop 820 South, Fort Worth, Texas 76119.

WHO  PAYS  FOR  THIS  SOLICITATION?

We, the company, will pay for the cost of soliciting proxies. Our directors, officers and employees may solicit proxies. They will not be paid for soliciting the proxies but may be reimbursed for out-of-pocket expenses related to the proxy solicitation. Proxies may be solicited in person, by mail, by telephone, by telegram or other means of communication. We will make arrangements with custodians, nominees and fiduciaries in order to forward proxy solicitation materials to beneficial owners of common stock.

WHO  IS  OUR  INDEPENDENT  PUBLIC  ACCOUNTANT?

Our Audit Committee selected Weaver & Tidwell, LLP ("Weaver & Tidwell") to serve as our independent public accountant for the year ended December 31, 2003. A representative of Weaver & Tidwell is expected to attend the meeting. The representative will have the opportunity to make a statement at the meeting and respond to appropriate questions from you, our stockholders. Our Audit Committee has not named the independent public accounting firm that will serve as outside auditor for 2004.

WHAT FEES DID WE PAY TO OUR INDEPENDENT PUBLIC ACCOUNTANT DURING THE PRECEDING TWO FISCAL YEARS?

Audit Fees. Hein + Associates LLP ("Hein") performed the audit of our 2002 financial statements and the reviews of our Forms 10-Q for 2002 and the first two quarters of 2003. Weaver & Tidwell performed the audit of our 2003 financial statements and the review of our third quarter 2003 Form 10-Q. The amounts shown below are the aggregate amounts paid to these firms during 2002 and 2003 for services in the categories indicated.

     TYPES  OF  FEES                       HEIN     WEAVER  &  TIDWELL
     ---------------                     -------    ------------------
          Audit  fees                    $73,388         $43,250
          Audit-related  fees               -               -
          Tax  fees                         -               -
          All  other  fees                  -               -
                                        --------         -------
TOTAL  FOR  2002  and  2003              $73,388         $43,250
                                        ========         =======

Pursuant to the charter of our Audit Committee as in effect at the relevant times and the rules of the SEC, the Audit Committee approved all of the fees indicated above before the services were provided.

WHEN  DID  THE  COMPANY  CHANGE  ITS  INDEPENDENT  PUBLIC  ACCOUNTANT?

Effective August 18, 2003, the Audit Committee unanimously recommended and directed (a) the dismissal of Hein as the Company's independent accountants and
(b) the engagement of Weaver & Tidwell as the Company's independent accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2003.

The reports of Hein on the Company's consolidated financial statements for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2002, and in the subsequent interim period, there were no disagreements between the Company and Hein on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of Hein, would have caused Hein to make reference to the subject matter of the disagreement(s) in its reports. During the two fiscal years ended December 31, 2002 and through August 18, 2003, there have been no reportable events (as defined in Securities and Exchange Commission Regulation S-K Item 304(a)(1)(iv)).

No consultations occurred between the Company and Weaver & Tidwell during the two fiscal years and any interim period preceding the appointment of Weaver & Tidwell regarding the application of accounting principles to a specific transaction (either completed or proposed), the type of audit opinion that might be rendered on the Company's consolidated financial statements or any other accounting, auditing or financial reporting matter required to be disclosed here pursuant to Regulation S-K Item 304(a)(2).

HOW  DO  I  RAISE  AN  ISSUE  FOR  DISCUSSION  OR  VOTE  AT  THE ANNUAL MEETING?

If you wish to present a proposal for consideration at an annual meeting, you must send written notice of the proposal to our corporate secretary. We have not received notice of any stockholder proposals to be presented at this year's meeting.

If you would like your proposal to be included in next year's proxy statement, you must submit it to our corporate secretary by no later than December 24, 2004. We will include your proposal in our next annual proxy statement if it is a proposal that we would be required to include pursuant to the rules of the Securities and Exchange Commission.

You may write to our corporate secretary at 3847 East Loop 820 South, Fort Worth, Texas 76119 to present a proposal for consideration.

If a stockholder raises a matter at the meeting that requires a stockholder vote, the person to whom you have given your proxy will use his or her discretion to vote on the matter on your behalf.

According to our by-laws, any proposal properly raised at the meeting by a stockholder will require the affirmative vote of a majority of the shares deemed present at the meeting, whether in person or by proxy.

HOW  CAN  I  RECEIVE  A  COPY  OF  THE  ANNUAL  REPORT?

We provide a free copy of our Annual Report on Form 10-K that includes the financial statements and schedules, but does not include the exhibits. If you would also like the report's exhibits, we will provide copies of the exhibits. We may charge a reasonable fee for providing these exhibits.

In order to receive this report, you must request a report in writing and mail the request to The Leather Factory, Inc., PO Box 50429, Fort Worth, Texas 76105-0429, Attention: Shannon L. Greene, Chief Financial Officer.

In addition, information concerning obtaining our complete Form 10-K with exhibits and other securities filings from the Securities and Exchange Commission and our website is contained in Item 1 of the enclosed Form 10-K.

WHAT  IS  OUR  POLICY  REGARDING  DIRECTOR  ATTENDANCE  AT  THE  ANNUAL MEETING?

While we do not have a formal policy regarding attendance at our Annual Meeting, all directors are strongly urged to attend. Last year, all directors nominated for election to the Board of Directors attended the Annual Meeting.

HOW  DO  I  COMMUNICATE  WITH  THE  DIRECTORS  OF  THE  LEATHER  FACTORY,  INC.?

Stockholders who wish to communicate with the Chairman or with the independent directors as a group may do so by writing to the Corporate Secretary at The Leather Factory, Inc., PO Box 50429, Fort Worth, Texas 76105-0429. The Secretary will forward your communication to the independent directors or Chairman as requested by the stockholder. All appropriate communications addressed to directors will be reviewed by the Corporate Secretary. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest will not be forwarded to the Board. The Corporate Secretary has the option, but not the obligation, to forward these other communications to appropriate channels within the Company.

                         BOARD STRUCTURE AND COMPOSITION

As of the date of this proxy statement, our Board has eight directors and the following five committees: (1) Audit, (2) Compensation, (3) Nominating, (4) 1995 Director Non-Qualified Stock Option Plan committee, and (5) 1995 Stock Option Plan Committee. The membership during the last fiscal year and the function of each committee are described below. During fiscal 2003, the Board held five meetings. H.W. Markwardt attended less than 75% of all board and committee meetings on which he served during 2003.

                                                                              Director Non-    Stock
                                                                              Qualified Stock  Option
Name of Director                        Audit       Compensation  Nominating  Option Plan       Plan
---------------------------------  ---------------  ------------  ----------  -----------       ----
Non-Employee Directors:
---------------------------------
T. Field Lange                            X                X             X
Joseph R. Mannes                          X*               X             X                         X
H.W. Markwardt                            X                X             X                         X
Michael A. Markwardt                      X                X*            X
Michael A. Nery                           X                X             X

Employee Directors:
---------------------------------
Wray Thompson                                                                        X*            X
Shannon L. Greene                                                                    X
Ronald C. Morgan                                                                     X             X*

Number of Meetings in Fiscal 2003         4                0             0           1             1

___________________
X  =  Committee  member;  *  =  Committee  Chairman

AUDIT  COMMITTEE

Among other duties, the Audit Committee is to be the Board's principal agent in assuring the independence of the Company's outside auditor, the integrity of management, and the adequacy of disclosures to stockholders. The Company's Board has determined that all members of the Audit Committee are "independent" under the applicable rules of the American Stock Exchange and that Joseph R. Mannes, chairman of the Audit Committee in 2003 and 2004, and T. Field Lange, committee member, both qualify as an "audit committee financial expert" as defined by the SEC. In addition, the Company's Board of Directors has adopted a written charter for the Audit Committee, which is attached as Exhibit A and will also be available on the Company's website at www.leatherfactory.com. The Audit Committee's basic role is to assist the Board in fulfilling its fiduciary responsibility pertaining to accounting policies and reporting practices of the Company. The committee met four times during 2003.

The Audit Committee has not made a recommendation to the Board regarding the retention or non-retention of Weaver & Tidwell, LLP as independent outside auditor for 2004. The committee historically meets in the fall to discuss the selection of auditors for the current year.

The Report of the Audit Committee for the fiscal year ended December 31, 2003 appears below.

COMPENSATION  COMMITTEE

The Compensation Committee is responsible for recommending to the board of directors the compensation program of the executive officers. The basic philosophy of the executive compensation program is to link the compensation of its executive officers to their contribution toward increases in the size of the operations and income of the company and accordingly, increases in stockholder value. Consistent with that philosophy, the executive compensation program is designed to meet the following policy objectives:

1. Attracting and retaining qualified executives critical to the long-term success of the company;

2. Tying executive compensation to the company's general performance and specific attainment of long-term strategic goals;

3. Rewarding executives for contributions to strategic management designed to enhance long-term stockholder value; and

4. Providing incentives that align the executive's interest with those of the company's stockholders.

None of the members were a party to any material transaction with us during the past year. In addition, none of our executive officers served as a member of the compensation or similar committee or board of directors of any other entity of which an executive officer served on our Compensation Committee or our board of directors. The committee did not meet during 2003.

A charter for the Compensation Committee was recently adopted effective for 2004, and a copy is available from the Company's website
(www.leatherfactory.com). The Report of the Compensation Committee for 2003 appears below.

NOMINATING  COMMITTEE

The Company has a nominating committee consisting of five directors, all of whom are "independent" under the American Stock Exchange rules. The committee did not meet during 2003.

A written charter for the Nominating Committee was recently adopted to be effective for 2004. This charter provides that the Nominating Committee is responsible for identifying individuals qualified to become directors consistent with criteria established by the Board of Directors. Although the Board of Directors has not yet established these criteria, the charter also provides that the Nominating Committee shall take into account such additional factors as it deems appropriate in evaluating candidates. These factors may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which a candidate would fill a present need on the committee. In addition, the charter states that the committee will consider stockholder recommendations of director nominees, as well as nominations by senior officers of the Company. The committee plans to evaluate all director nominees in a like manner without regard as to who recommended the nomination. Traditionally, the Company has not engaged third parties to identify or evaluate potential directors or to assist in that process. A copy of the new Nominating Committee charter is available at the Company's website (www.leatherfactory.com).

In addition, the Nominating Committee makes a review and evaluation at least annually of the Board of Directors and the committee's own performance. Further, the committee recommends persons to serve on the committee as members, as well as the possible removal of any incumbent committee members.

1995  STOCK  OPTION  PLAN  COMMITTEE

This committee has the general duty to review and approve the granting of incentive stock options to key personnel pursuant to the 1995 Stock Option Plan. The committee met one time during 2003 to approve stock options grants totaling 60,000 shares.

1995  DIRECTOR  STOCK  OPTION  PLAN  COMMITTEE

This committee reviews and approves granting of stock options to the non-employee directors pursuant to the 1995 Director Non-Qualified Stock Option Plan. The committee met one time during 2003.

                      PROPOSAL ONE:  ELECTION OF DIRECTORS

There are eight nominees for election to our Board this year. Seven of the nominees have served as directors since the last annual meeting, while Mr. Nery was appointed to the Board of Directors in December 2003. Information regarding the business experience of each nominee is provided below. Each directly is elected annually to serve until the next annual meeting or until their successors are elected and qualified.

WRAY THOMPSON, 72, has served as our Chairman of the Board and Chief Executive Officer since June 1993. He also served as President from June 1993 to January 2001. Mr. Thompson was a co-founder of the company.

SHANNON L. GREENE, 38, has served as our Chief Financial Officer and Treasurer since May 2000. She was appointed to serve on the Board of Directors in January 2001. From September 1997 to May 2000, Ms. Greene served as our controller and assistant controller. Ms. Greene also is a member of the company's Employees' Stock Ownership Plan (ESOP) Committee and is a certified public accountant. Her professional affiliations include the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and its Fort Worth chapter, the Fort Worth Association of Financial Professionals, and the National Investor Relations Institute.

T. FIELD LANGE, 36, has served as a director of the company since May 2003. Mr. Lange, a certified public accountant, is the president of Lange & Associates, P.C., a public accounting firm in Fort Worth, Texas. Prior to opening his firm in 1996, Mr. Lange was an audit and tax associate for Deloitte and Touche LLP. His professional affiliations include the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and its Fort Worth chapter. Mr. Lange holds a Bachelor of Science degree with a major in accounting from Texas Christian University.

JOSEPH R. MANNES, 45, has served as a director of the company since May 1998. Currently, Mr. Mannes serves as the managing director in the corporate finance department of SAMCO Capital Markets, a Dallas, Texas broker-dealer. From October 1998 until October 2001, he was chief financial officer and secretary of Clearwire Technologies, Inc. of Arlington, Texas, a manufacturer and service provider of wireless Internet networks, as well as a provider of Internet connectivity. Mr. Mannes is a chartered financial analyst. He also serves on the advisory board of Conchemco, Inc. and is chairman of HiTech Creations, Inc. Mr. Mannes has an MBA in Accounting and Finance from the Wharton School, Graduate Division, of the University of Pennsylvania and also holds a Chartered Financial Analyst designation. He has over ten years of experience in various chief financial officer positions.

H.W. MARKWARDT, 68, has served as a director of the company since May 1996. Retired since 1995, he currently manages his personal investments. He is the father of Michael A. Markwardt, another of the company's directors.

MICHAEL A. MARKWARDT, 45, has served as a director of the company since January 2001. He currently serves as majority owner and managing partner of Legare, L.P., an importer of furniture in the U.S. and Europe. Mr. Markwardt also services and vice president of Markwardt Investments, Inc. and SBM Properties, Inc., family corporations dealing in securities, fixed income and real estate investments. He is the son of H.W. Markwardt, another of the company's directors.

RONALD C. MORGAN, 56, has served as our President since January 2001 and has served as Chief Operating Officer and director since June 1993. Mr. Morgan was also a co-founder of the company.

MICHAEL A. NERY, 31, has served as a director of the company since December 2003. Since September 1999, his investment advisory firm has directed the investments of Nery Capital Partners, L.P., an investment fund based in Ashville, NC. From January 1997 to May 1999, he served as Vice President and Senior Analyst with Denver Energy Partners, LP.

The information relating to the occupations and security holdings of our directors is based upon information received from them.

HOW  DO  WE  COMPENSATE  OUR  DIRECTORS?

Meeting fees. Non-employee directors receive $1,000 for each board meeting attended and $500 for each committee meeting attended, with the exception of the committee chairman who receives $750 for each committee meeting attended. We also reimburse our directors for travel, lodging and related expenses they incur in attending board and committee meetings.

Stock Options. We are currently authorized to grant nonqualified stock options to purchase 2,000 shares of our common stock per year to each of our non-employee directors under our 1995 Director Non-Qualified Stock Option Plan. The goal of this stock option plan is to provide a means of attracting and retaining competent non-employee personnel to serve on our board of directors by offering individuals long-term equity incentives tied to our performance. Each of our non-employee directors is eligible to participate in this option plan.

Our directors who are also employees receive no additional compensation for serving as directors.

ARE  ALL  OF  OUR  NON-EMPLOYEE  DIRECTORS  CONSIDERED  INDEPENDENT?

Our common stock is listed on the American Stock Exchange. The Board of Directors has considered the AMEX listing requirements for "Independence" of Directors, and it has determined that all of its non-employee directors are "independent. Our independent directors will hold executive sessions at least once a year.


                        COMMON STOCK OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

WHO OWNS MORE THAN 5% OF OUR STOCK AND HOW MUCH STOCK DO OUR EXECUTIVE OFFICERS AND DIRECTORS OWN?

The  following  table  sets forth information, as of March 31, 2004, concerning:

- The Leather Factory, Inc. Employees' Stock Ownership Plan & Trust, a beneficial owner of more than 5% of TLF common stock;

- Beneficial ownership by current TLF directors and the named executive officers set forth in the Summary Compensation table below; and

- Beneficial ownership by all current TLF directors and TLF executive officers as a group.

The information provided in the table is based on TLF's records, information filed with the Securities and Exchange Commission and information provided to TLF, except where otherwise noted.

The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire now or within 60 days after the record date of April 20, 2004 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

                           BENEFICIAL OWNERSHIP TABLE

                                                                  BENEFICIAL OWNERSHIP (1)
                                                                  ------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                            AMOUNT                 NATURE        TOTAL     PERCENT OF CLASS
---------------------------------------------          ------------------------  ---------------  ----------  -----------------
THE LEATHER FACTORY, INC.
EMPLOYEES' STOCK OWNERSHIP PLAN & TRUST
PO Box 50429
Fort Worth, Texas  76105-0429                                  981,540(2)                           981,540        9.33%

DIRECTORS AND NAMED EXECUTIVE OFFICERS:
                                                             2,134,087           Direct
WRAY THOMPSON                                                   84,083           ESOP             2,218,170       27.03%

                                                             3,141,308           Direct
RONALD C. AND ROBIN L. MORGAN (3)                              176,454           ESOP             3,317,762       32.45%

                                                                15,758           Direct
                                                                10,089           ESOP
SHANNON L. GREENE                                               76,000           Vested Options     101,847           *

                                                                 5,000           Direct
JOSEPH R. MANNES                                                12,000           Vested Options      17,000           *

                                                                57,000           Direct
H.W. MARKWARDT                                                   2,000           Vested Options      59,000           *

                                                                22,000           Direct
MICHAEL A. MARKWARDT                                             2,000           Vested Options      24,000           *

                                                                 1,000           Direct
T. FIELD LANGE                                                   2,000           Vested Options       3,000           *

MICHAEL A. NERY (4)                                            500,000           Indirect           500,000        4.71%

ALL CURRENT DIRECTORS AND EXECUTIVE OFFICERS
 AS A GROUP (9 PERSONS)                                                                           6,240,779       58.77%

___________
*  Represents  holdings  of  less  than  one  percent.

(1) Pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, "Vested Options" are options that may be exercised now or within 60 days after the record date.

(2) The Trustee of the Employees' Stock Ownership Plan & Trust ("ESOP") votes the shares held by the ESOP that are allocated to participant accounts as directed by the participants or beneficiaries of the ESOP. Except in certain limited circumstances, the Trustee may acquire and dispose of the assets of the ESOP only as the ESOP Committee directs. The ESOP Committee is made up of officers and other employee participants of the Company and presently consists of Robin L. Morgan, Shannon L. Greene, and three other employees. As members of this Committee, these persons may be deemed to share investment power with respect to the allocated shares held by the ESOP. Each member of the ESOP Committee disclaims beneficial ownership of the securities held by the ESOP except for those that have been allocated to the member as a participant in the ESOP. The total number of shares held by the ESOP includes 270,626 shares that are beneficially owned by the Executive Officers and are also included in the table below as being owned by those persons.

(3) Ronald C. Morgan, a director and the Company's President, and Robin L. Morgan, the company's Vice President of Administration and Assistant Secretary, are married. Shares beneficially owned by Mr. and Mrs. Morgan are held as community property.

(4) Mr. Nery is the owner of an investment advisory firm that directs the investments of Nery Capital Partners, L.P., which is the record holder of the shares indicated.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Sections 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of TLF common stock to file reports regarding their ownerships and changes in ownership of our securities with the Securities and Exchange Commission. TLF believes that, during fiscal 2003, its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, with the following exceptions: Mr. Lange's initial Form 3 was not filed timely upon election to the board of directors in May 2003. In addition, Form 4's were not filed timely on two trades during the year - one occurring on August 25, 2003 (Director, T. Field Lange) and one on December 30, 2003 (Director, H.W. Markwardt). We believe that the lack of timely filing was a result of an oversight by the parties involved. Late filings on these transactions were made on August 28, 2003 and January 5, 2004, respectively. Our disclosure on this topic is based solely on review of the information provided to us by persons subject to these requirements.


                  OTHER INFORMATION YOU NEED TO MAKE A DECISION

WHO  ARE  OUR  EXECUTIVE  OFFICERS?

Information concerning our executive officers can be found in Item 1 of the enclosed Annual Report on Form 10-K, under the caption "Executive Officers of the Registrant."

All officers are elected annually by the Board of Directors to serve for the ensuing year.

HOW  DO  WE  COMPENSATE  OUR  EXECUTIVE  OFFICERS?

The Compensation Committee of our board of directors is responsible for oversight of our executive compensation program. The committee submits all issues concerning executive compensation to the full board of directors for approval. This committee does not review or approve stock option grants.

Annual and Other Compensation. The following table includes certain information concerning annual and other compensation for all executive services for the years ended December 31, 2003, 2002 and 2001 paid to our executive officers.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                                   LONG-TERM COMPENSATION
                                                                   ----------------------
                                              ANNUAL COMPENSATION         AWARDS
                                              -------------------         ------
                                                                        SECURITIES             ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR   SALARY ($)   BONUS ($)  UNDERLYING OPTIONS (#)    COMPENSATION(1)
-----------------------------------  ----  -----------  ----------  ----------------------    ---------------
WRAY THOMPSON                        2003  $   168,000           -            -                        $6,395
   Chairman and Chief                2002      160,000  $   50,000            -                        11,331
      Executive Officer              2001      157,500      35,000            -                         8,937

RONALD C. MORGAN                     2003  $   155,000           -            -                        $6,395
   President and Chief               2002      145,000  $   50,000            -                        10,459
      Operating Officer              2001      141,600      35,000            -                         8,758

SHANNON L. GREENE                    2003  $    95,000           -          25,000                     $3,991
   Treasurer and Chief               2002       85,000  $   30,000            -                         6,094
      Financial Officer              2001       78,500      20,000          60,000                      4,689

ROBIN L. MORGAN                      2003  $    80,000           -            -                        $2,878
   Vice President of Administration  2002       76,000  $   10,000            -                         4,852
      and Assistant Secretary        2001       73,000       7,500            -                         3,995

(1) The amounts in this column represent the amounts accrued on behalf of the named individuals for the annual contribution to the Company's ESOP.

     OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table provides information on option exercises with respect to TLF common stock in fiscal 2003 by the named executive officer and the values of the officer's unexercised options at December 31, 2003. There were no stock appreciation rights exercised or outstanding.

                    Number of                   Number of Securities        Value of Unexercised In-
                   Shares Acquired   Value     Underlying Unexercised        the-Money Options at
Name               On Exercise     Realized  Options at Fiscal Year-End       Fiscal Year-End (1)
-----------------  --------------- --------  --------------------------   --------------------------
                                             Exercisable  Unexercisable   Exercisable  Unexercisable
                                             -----------  --------------  -----------  -------------
Shannon L. Greene       -          $   -          42,000         72,000      $100,135       $170,715

(1)  The  value of unexercised options is based upon the difference between the exercise price and  the  closing  market  price  on  December  31,  2002,  which  was  $3.38.

(1) The value of unexercised options is based upon the difference between the exercise price and the closing market price on December 31, 2003, which was $4.84.

DID  WE  HAVE  TRANSACTIONS  WITH  OUR  OFFICERS,  DIRECTORS OR 5% STOCKHOLDERS?

During 2003, the public accounting firm of Cole, Greene & Ruggeburg, P.C., of which the spouse of Ms. Shannon L. Greene, Treasurer, Chief Financial Officer, and director of the company, is a minority stockholder, was engaged to provide tax preparation services to the Company. Fees paid to the accounting firm in 2003 totaled $29,070 (less than 5% of the firm's annual revenues). Our Audit Committee considered and approved the engagement of Cole, Greene & Ruggeburg, P.C.

HOW  DID  OUR  COMMON  STOCK  PERFORM  COMPARED  TO  CERTAIN  INDEXES?

The line graph below compares the yearly percentage change in our cumulative five-year total stockholder return on our common stock with the Standard &
Poor's SmallCap 600 Index, and the common stock of a peer group of companies (the "Peer Group") whose returns are weighted according to their respective market capitalization. The graph assumes that $100 was invested on December 31, 1998 in the Company's common stock, the Standard & Poor's SmallCap 600 Index, and the Peer Group, and that all dividends were reinvested. The Peer Group consists of companies with publicly traded stock included in SIC 5190 - Miscellaneous Non-Durable Goods Wholesale. The returns shown on the graph are not necessarily indicative of future performance.

                      COMPARISON OF FIVE-YEAR TOTAL RETURN
            FOR THE LEATHER FACTORY, INC., THE PEER GROUP INDEX (1) ,
                         AND THE S&P SMALLCAP 600 INDEX


                               [GRAPHIC  OMITED]

COMPANY NAME / INDEX    DEC 98   DEC 99   DEC 00   DEC 01   DEC 02   DEC 03
----------------------  ------   ------   ------   ------   ------   ------
LEATHER FACTORY INC        100   325.00   400.00   832.00  1352.00  1936.00
S&P SMALLCAP 600 INDEX     100   112.40   125.67   133.88   114.30   158.63
PEER GROUP                 100    80.34    58.49    83.82    88.08   110.58

                      Data Source:  S&P Compustat Services

(1) The following 10 companies comprise the Peer Group Index: Advanced Marketing Services, Amcon Distributing Co., Central Garden & Pet Co., Core-Mark International Inc., Dimon Inc., Educational Development Corp, Enesco Group Inc., Finishmaster Inc., Royster-Clark Inc., Source Interlink COS Inc.

                          REPORT OF THE AUDIT COMMITTEE

As members of the Audit Committee, we oversee the Company's financial reporting process on behalf of our Board of Directors. Management is responsible for the preparation, presentation, and integrity of our financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations.

During 2003, we analyzed the service provided by and associated costs of our external auditing firm. After reviewing proposals from a number of independent accounting firms, we recommended and the Board approved the appointment of Weaver & Tidwell, LLP as independent auditors for the year ended December 31, 2003. Our auditors are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The Company's previous auditor, Hein + Associates LLP ("Hein"), was engaged for the review of the first two quarters Form 10-Q filings during 2003. Hein performed audits of the consolidated financial statements for the two years ended December 31, 2002 and 2001. Their reports on the financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two years ended December 31, 2002 and from December 31, 2002 through the effective date of the Hein termination, there have been no disagreements between the Company and Hein on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein, would have caused Hein to make reference to the subject matter of such disagreements in connection with their reports on the financial statements for such years.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2003 with our management and has discussed with Weaver & Tidwell, LLP the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended, "Communication with Audit Committees". In addition, Weaver & Tidwell, LLP has provided the audit committee with the written disclosures and the letter required by Independence Standards Board Standards No. 1, "Independence Discussions with Audit Committees", and the audit committee has discussed with Weaver & Tidwell, LLP their independence from The Leather Factory, Inc. and its management.

Based on these reviews and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                                           AUDIT  COMMITTEE
                                           THE  LEATHER  FACTORY,  INC.

                                           JOSEPH  R.  MANNES,  Chairman
                                           T.  FIELD  LANGE
                                           H.W.  MARKWARDT
                                           MICHAEL  A.  MARKWARDT
                                           MICHAEL  A.  NERY

                           ***************************

                      REPORT OF THE COMPENSATION COMMITTEE

In 2003, our Compensation Committee consisted of non-employee directors. None of these directors participate in the compensation programs described in this report. The Compensation Committee is responsible for reviewing and making recommendations to our board of directors regarding the compensation of our executive officers. Our board of directors has final approval of executive officer compensation. We review the performance of each executive officer on at least an annual basis.

Compensation  for  our  executive officers consists of the following components:

-     Annual  base  salary;
-     Annual  incentive  bonus;
-     Long-term  compensation  in  the  form  of  stock  option  grants;
-     Company  contributions  under  our  ESOP.

As shown below, annual corporate performance is a key factor in determining the amount of annual discretionary bonuses awarded. Other forms of compensation are not directly tied to our annual performance.

Base salary. During 2003, we sought to establish base salaries of our executive officers at levels that, in the judgment of the committee members and the board of directors, were sufficiently competitive to retain qualified executive officers. These salary levels were determined based on prior experience and compared to salaries for comparable positions in other companies. Base salaries are generally increased annually assuming the company's financial performance is satisfactory.

Bonuses. Historically, the company awards discretionary bonuses to its executive officers as well as certain other employees. These bonuses are determined on a subjective basis, considering prior bonus amounts awarded, the availability of cash, the business prospects for the upcoming year, and the increase in net income for the year in question as general guidelines. The Compensation Committee determines the bonuses awarded to the executive officers, while the executive officers determine bonuses awarded to non-officer employees. For the fiscal year ended December 31, 2003, no bonuses were awarded to the executive officers due to the minimal improvement in the operating results in fiscal 2003 results compared to fiscal 2002.

Stock options. Ms. Greene is the only executive officer who is eligible for stock option grants as our stock option plan specifically prohibits grants of stock options to Mr. Thompson, Mr. Morgan and Ms. Morgan. Options for 25,000 shares were granted to Ms. Greene during 2003.

Employees' Stock Ownership Plan. Our ESOP was established to provide long-term incentive compensation for our employees. The executive officers participate in the ESOP in the same manner as all other plan participants. The company makes annual cash or stock contributions to a trust for the benefit of eligible employees and the trust in turn invests in shares of the Company's Common Stock. An unaffiliated bank is trustee of the trust.

During 2003, our chief executive officer's base salary rate was $168,000, a 5% increase from 2002. This base salary was, in the opinion of the committee and the board of directors, consistent with salaries for comparable positions within our industry. Based on the reasons explained above, the Compensation Committee did not award an incentive bonus to our chief executive officer for 2003.

                                           COMPENSATION  COMMITTEE
                                           THE  LEATHER  FACTORY,  INC.

                                           MICHAEL  A.  MARKWARDT,  Chairman
                                           T.  FIELD  LANGE
                                           H.W.  MARKWARDT
                                           JOSEPH  R.  MANNES
                                           MICHAEL  A.  NERY

EXHIBIT  A
----------
                            THE LEATHER FACTORY, INC.
                             AUDIT COMMITTEE CHARTER
                           (REVISED FEBRUARY 26, 2004)

The Board of Directors of The Leather Factory, Inc. (hereinafter referred to as "TLF" or the "Company") hereby reaffirms the establishment of the Audit
Committee (hereinafter referred to as the "Committee") of the Board of Directors, and amends and restates this Audit Committee Charter effective this 26th day of February 2004.

As more fully described below, the Committee shall have the authority, responsibility, and specific duties required to be vested pursuant to Section 10A of the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the rules of the Securities and Exchange Commission ("SEC"), and the American Stock Exchange, LLC ("Amex") Company Guide.

COMPOSITION
-----------

All Audit Committee Members. The Committee shall consist of at least three Directors, all of whom shall be independent (as more fully provided below) and able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. The Board of Directors shall appoint members of the Committee annually, and the Board shall designate one of the members of the Committee to be its Chairman.
In order to be an independent Director, the Board must determine that he or she satisfies the independence requirements contained in Section 121A of the Amex Company Guide and SEC Rule 10A-3.

[*Copies of all statutes and rules cited in this Audit Committee Charter shall be available from the Company's legal counsel and from the Chief Financial Officer.]

Audit Committee Financial Expert. In addition, the Committee shall include at least one member whom the Board of Directors determines qualifies as an "audit committee financial expert" as that term is used in SEC Regulation S-K Item 401(h). An audit committee financial expert shall be independent (as described above) and have the following attributes:

(a) an understanding of generally accepted accounting principles and financial statements;

(b) the ability to assess the general application of these principles in connection with the accounting for estimates, accruals and reserves;

(c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

(d) an understanding of internal controls and procedures for financial reporting; and

(e)     an  understanding  of  audit  committee  functions.

The  audit  committee  financial  expert shall have acquired these attributes by

1. education and experience as chief financial officer, chief accounting officer, controller, public accountant or auditor, or experience in one or more positions that involve the performance of similar functions;

2. experience actively supervising a chief financial officer, chief accounting officer, controller, public accountant, auditor or person performing similar functions;

3. experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

4.     other  relevant  experience.

RESPONSIBILITIES  AND  AUTHORITY
--------------------------------

The Committee is to serve as a focal point for communication between Directors not on the Committee, the outside auditor, and the Company's management, as their duties relate to financial accounting, reporting, and controls. The
Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of TLF and the sufficiency of auditing relative thereto. The Committee is to be the Board's principal agent in assuring the independence of the Company's outside auditor, the integrity of management, and the adequacy of disclosures to stockholders.

To the full extent permitted by the Delaware General Corporation Law and the Company's Certificate of Incorporation and Bylaws, the Board of Directors has granted to the Committee all powers normally granted to an audit committee of a company with securities listed for trading on a national securities exchange. In addition, the Committee shall have all authority required to be granted to it pursuant to Section 10A of Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, SEC rules (including Rule 10A-3), and the Amex Company Guide, including:

(i) The Committee shall oversee the accounting and financial processes of the Company;

(ii) The Committee shall oversee the audits of the Company's financial statements. In that regard, the Committee shall be directly and solely responsible for the appointment, compensation, retention, evaluation, termination and oversight of the work of the outside auditor engaged (including resolution of disagreements between management and the outside auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work (such as performing other audit, review or attest services for the Company); and the outside auditor shall report directly to the Committee;

(iii) The Committee shall have the sole authority to approve all auditing services and non-audit services to be provided by the outside auditor before those services are rendered;

(iv) The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Company or its subsidiaries regarding questionable accounting or auditing matters;

(v) The Committee shall have the authority to engage independent counsel and other advisers it determines necessary to carry out its business;

(vi) The Committee, as a committee of the Board of Directors, shall determine the appropriate funding for payment of (a) compensation to the outside auditor and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (b) compensation to independent counsel and other advisers retained or engaged by the Committee, and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in the Committee's carrying out of its duties; and

(vii)     The Committee shall review and oversee all related party transactions.

SPECIFIC  DUTIES
----------------

In addition to fulfilling the responsibilities described in "Responsibilities and Authority," the Committee shall do the following:

RELATIONSHIP  WITH  OUTSIDE  AUDITOR

(1) The Committee shall have the exclusive power and duty to appoint and engage the outside auditors. In addition, the Committee shall review, no less than annually, the performance of the outside auditors and determine if the outside auditor is to continue or to be replaced. In the event of the termination and replacement of the outside auditor, the Committee alone shall make these determinations.

(2) In connection with the annual engagement of the outside auditor, the Committee shall receive formal written disclosure and a letter from the outside auditor delineating all relationships between the auditor and the Company. These shall be consistent with Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees and any other appropriate certification from the outside auditor that it satisfies all applicable independence standards with respect to auditing the Company's financial statements, including the standards of the SEC Regulation S-X Sec. 2-01. The outside auditor shall be solely responsible for the accuracy of this certification; however, the Committee shall also consider and evaluate any other information that may come to its attention that suggests that the outside auditor does not meet these independence standards. The Committee shall actively discuss any disclosed relationships or services with the auditor and how these may affect the objectivity and independence of the auditor.

(3) The Committee shall pre-approve all auditing services and non-audit services before they are performed. Prior to authorizing any non-audit services, the Committee shall determine that the services to be provided to the Company are not among the services that the Company's outside auditor is prohibited to provide under Section 10A(g) of the Securities Exchange Act of 1934 and SEC Regulation S-X Rule 2-01. All services other than audit, review or attest services shall be pre-approved by the Committee and disclosed by the Company in the manner required by Section 10A(h) of the Securities Act of 1934 and SEC Regulation S-X Rule 2-01, unless the services fall within the de minimis exception and procedures found in Rule 2-01.

(4) The Committee shall determine that all of the outside auditor's audit partners, (including the lead partner and concurring partner) on the Company's audit have satisfied the applicable partner rotation requirements contained in Rule 2-01(6) of SEC Regulation S-X.

CONDUCT  OF  THE  AUDIT;  ANNUAL  REPORT

(1) In conducting the audit of the Company's financial statements, the outside auditor shall work with the Company's officers and employees as appropriate to the conduct of the audit, but the outside auditor shall report to and be overseen by the Committee.

(2) At the beginning of the annual audit of the Company's consolidated financial statements, the Committee shall meet with representatives of the outside auditor and TLF management for the purpose of planning the audit. The committee shall approve the scope and general extent of the outside auditor's audit examination, including their engagement letter. The auditors' fees are to be arranged in conjunction with management and will be approved annually by the Committee. The Committee's approval should entail an understanding from the outside auditor of the factors considered by the auditor in determining the audit scope, including:

     Industry and business risk characteristics of the Company; External reporting requirements;
     Materiality of the various segments of the Company's activities; Quality of internal accounting controls; and Other areas to be covered during the audit engagement.

(3) The committee shall discuss with the outside auditor the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as it may be modified or supplemented.

(4) Upon completion of the independent audit, the Committee shall review with management and the outside auditors, the changes in financial condition, financial results and cash flow for the year, prior to the release of annual financial results to the public.

(5) As part of the annual audit, the Committee shall receive the report of the outside auditor required by Section 10A(k) of the Securities Exchange Act of 1934 and SEC Regulation S-X Rule 2-07(a) describing:

a.     All  critical  accounting  policies  and  practices  to  be  used;

b. All alternative treatments of financial information within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the outside auditor; and

c. Other material written communications between the outside auditor and TLF's management, such as any management letter or schedule of unadjusted differences.

(6) The Committee shall determine that the outside auditor was provided access to all requested records, data, and information. Inquiry should be made of the outside auditor as to whether there have been any disagreements with management, which if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements

(7) In addition to other information described here, the Committee shall discuss with the outside auditor any relevant recommendations that the outside auditor may have, including those in their "letter of comments and recommendations." Topics to be considered during this discussion include improving internal financial controls, the selection of accounting principles, and management reporting systems. The Committee should also review any written responses of management to the "letter of comments and recommendations" received from the outside auditor.

(8) After completion of the annual audit, the Committee shall meet separately with each of management and the outside auditor to discuss any significant difficulties encountered during the course of the audit, including any restrictions on the scope of the work or access to required information.

(9) Upon completion of the audit, the Committee shall, if it deems appropriate, recommend to the Board of Directors the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K to be filed with the SEC.

QUARTERLY  FINANCIAL  INFORMATION

(1) Management shall advise the Committee of all earnings releases and earnings guidance to the investment community. The Committee's prior approval of this information shall not be required. The Committee members shall be furnished a copy of all earnings releases when issued and the Form 8-K filing made under Item 12 of that form.

(2) Management shall discuss each Form 10-Q with the Committee prior to filing it with the SEC. In connection with this filing, management shall report to the Committee that the Company's outside auditor has made the review of the Form 10-Q required by SEC Regulation S-X Rule 10-01(d).

INTERNAL  CONTROLS

(1) At the conclusion of each fiscal quarter, the Committee shall review with the Company's Chief Executive Officer and Chief Financial Officer how they are meeting the certification requirements under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and SEC Rule 13a-14, and review their evaluations of the Company's disclosure controls and procedures and internal controls over financial procedures.

(2) As part of this review, the Committee shall also consider any disclosure by the Chief Executive Officer and the Chief Financial Officer to the Committee and the outside auditors of:

a. Significant deficiencies in the design or operation of internal controls over financial procedures that could adversely affect the Company's ability to record, process, summarize, and report financial data and have identified any material weaknesses in internal controls over financial procedures; and

b. any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal controls over financial procedures.

(3) The Committee shall discuss with management from time to time the Company's performance of its duty to maintain disclosure controls and procedures under SEC Rule 13a-15. In addition, the Committee shall review the Company's quarterly disclosure in its Forms 10-Q and 10-K regarding management's evaluation of the effectiveness of the design and operation of the Company's disclosure controls and procedures, made pursuant to SEC Regulation S-K Item 307.

(4) Upon SEC Regulation S-K Item 308 becoming applicable to the Company (beginning with the Form 10-K for the fiscal year ending December 31, 2005), the Committee shall consider

a. Management's annual report on internal control over financial reporting, contained in the Form 10-K, and

b. The quarterly disclosure regarding changes to the Company internal control over financial reporting that occurred during the Company's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

(5) After the date when the disclosure is first required, the Committee shall receive the attestation report of outside auditor on management's evaluation of the Company's internal controls over financial reporting that will be included with each annual report of Form 10-K the Company files with the SEC (Item 308(b) of SEC Regulation S-K). The Committee shall review this report, and, if it deems appropriate, discuss the conclusions in the report with the outside auditor. Based on the foregoing and any other information it deems appropriate, the Committee shall determine if the Company's financial reporting procedures and controls are adequate.

(6) The Committee shall discuss with management from time to time the Company's risk assessment and risk management policies and their application to the Company's risks.

RELATED  PARTY  TRANSACTIONS

(1) The Committee shall review and oversee all related party transactions to assure that they are lawful and do not operate to the detriment of the Company. As used here, "related party transaction" shall mean any transaction described in SEC Regulation S-K Item 404(a) without regard to the exclusion of certain transactions because of the de minimus amount of the transactions.

(2) Notwithstanding the foregoing, the Committee shall not approve any extensions of credit or loans to officers prohibited by Section 402 of the Sarbanes-Oxley Act of 2002.

GENERAL

(1) The Committee shall establish and review procedures for the receipt, retention and treatment of complaints received by the Company from any source regarding the accounting, internal accounting controls or auditing matters, and the confidential anonymous submission by employees of concerns regarding questionable accounting, internal controls or auditing matters.

(2) The Committee shall inform the Board of Directors, through minutes and special presentation(s) as necessary or appropriate, of all material facts in the course of performing its duties.

ANNUAL  REVIEW

At the conclusion of each of the Company's fiscal years or immediately after the end of the fiscal years prior to the beginning of the audit of the Company's financial statements, the Committee shall conduct a review of this Committee Charter to confirm that it is adequate for its purpose and conforms to the requirements imposed by the Amex Company Guide, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002 and rules of the SEC. If the Committee determines that any changes are necessary, it will recommend appropriate revisions to the Board of Directors.

MEETINGS
--------

The Committee is to meet at least once during each fiscal quarter at times designated by the Committee Chairman and as many times as the Committee deems necessary. The committee shall meet periodically with management and the outside auditor in separate executive sessions.

ATTENDANCE
----------

A majority of the members of the Committee present at meetings in person or by telephone shall constitute a quorum of the Committee needed to transact business. As necessary or desirable, the Chairman may request that members of management and representatives of the outside auditor be present at meetings of the Committee.

FUNDING
-------

     In adopting this Audit Committee Charter, the Company's Board of Directors authorizes such funding by the Company as the Committee determines necessary or appropriate for:

(1) Compensation of the outside auditor for preparing or issuing an audit report or performing other audit, review or attest services for the Company;

(2) Compensation to any separate legal counsel or other advisors employed by the Committee; and

(3)     Ordinary  administrative  expenses  of  the  Committee.

MINUTES
-------

Minutes of each meeting are to be prepared and sent to Committee members and TLF Directors who are not members of the Committee. Minutes will be sent to the Corporate Secretary for permanent filing.

INTERPRETATION
--------------

This Audit Committee Charter and the duties and responsibilities of the Committee shall be interpreted in a manner consistent with the requirements of the laws, regulations and listing requirements listed at the beginning of this charter, as they may be amended from time to time.

PROXY  CARD

                                 REVOCABLE PROXY
                            THE LEATHER FACTORY, INC.
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Robin L. Morgan and William M. Warren, and each of them, proxies or proxy of the undersigned with full power of substitution and revocation, to act and vote all of the undersigned's shares of The Leather Factory, Inc. common stock, with all the powers that the undersigned would possess if personally present, at the Annual Meeting of Stockholders of The Leather Factory, Inc. to be held on Wednesday, May 26, 2004, in the Hall of Fame Room, Wyndham Hotel, 1500 Convention Center Drive, Arlington, Texas at 10:00 a.m., Central Daylight Time, and any and all adjournments or postponements thereof (the "Annual Meeting"), including (without limiting the generality of the foregoing) to vote and act as follows:

1.  Election  of  eight  directors.
FOR  the  nominees  listed  below            WITHHOLD  AUTHORITY
(except as indicated to the contrary below). to vote for nominees listed below.
SHANNON L. GREENE    MICHAEL A. MARKWARDT    T. FIELD LANGE    RONALD C. MORGAN
JOSEPH R. MANNES     MICHAEL A. NERY         H.W. MARKWARDT    WRAY THOMPSON

Instructions: To withhold authority to vote for any individual nominee or nominees, write their name(s) here.

________________________________________________________________________________

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH
                                      ABOVE

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

This Proxy will be voted at the Annual Meeting or any adjournments or postponements thereof as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS. This Proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

Please complete, date, sign and mail this Proxy promptly in the enclosed envelope. No postage is required for mailing in the United States.

                                  Dated: _________________________________, 2004

                                    ____________________________________________
                                        Signature(s)

                                    ____________________________________________
                                        Signature(s)

     IMPORTANT: Please date this Proxy and sign exactly as your name appears to the left. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized representative. If a partnership, please sign in partnership name by authorized person.